================================================================================

                             LEVCO EQUITY VALUE FUND
                             -----------------------

                                  ANNUAL REPORT
                                December 31, 2000

   INVESTMENT ADVISER                                         DISTRIBUTOR
   ------------------                                         -----------
JOHN A. LEVIN & CO., INC.                                LEVCO SECURITIES, INC.
  One Rockefeller Plaza                                   One Rockefeller Plaza
New York, New York 10020                                New York, New York 10020
     1.888.300.9887                                          1.888.300.9887

================================================================================

LETTER TO SHAREHOLDERS                                         FEBRUARY 26, 2001

Dramatic shifts in the stock market occurred during 2000 against the background of an economic and political climate that had a marked impact on investor psychology and investment strategies. The year began with trends seen in 1999 - significant volatility, narrow market breadth, and investor preference for technology stocks. By year-end, market participation had broadened and there was significant sector rotation into traditional `value' stocks. Investors also witnessed an accelerating correction in the valuation of many technology stocks, as the protracted period that `growth' stocks outperformed `value' stocks finally was reversed. While various broad market indicators declined, value indices achieved positive returns and quite a number of individual issues in various  sectors  did well.  For the year  ended  December  31,  2000,  the Fund returned 15.99% while the S&P 500 Index fell by -9.10% and the Russell 1000 Value Index rose by 7.01%.

The year provided a more hospitable environment for many active, value-oriented investors. After a prolonged, momentum-driven market advance led by high multiple `growth' stocks, the market changed course in 2000 as investor expectations adjusted in the face of signs of a slowing economy. In this environment, we followed our contra-price, contra-momentum philosophy when searching for new ideas and our discipline of selectively trimming positions that have appreciated significantly. We sharply decreased our exposure to the technology sector during the year because of the increased volatility. We also decreased our exposure to utilities in the second half of the year because of concerns over the volatility in oil and gas prices. As of year-end, we remained under-weighted in both utilities and technology relative to the S&P 500. We were also underweight in Healthcare and Financials. Our portfolios are built from the "bottom up", with an emphasis on fundamental analysis of individual securities and an eye toward being well diversified across economic sectors.

Looking ahead, the complex economic and political environment suggests that the investment climate could remain challenging. Near-term market sentiment seems generally more restrained than it has been for some time despite recent Fed action to lower interest rates. The economy has yet to feel the full impact of rising energy prices and there is increasing evidence suggesting that corporate earnings are under pressure from a number of fronts. Economic problems abroad, notably in Japan and many European countries, may also dampen revenue growth for U.S. based companies.

While there are, as always, many potential challenges looming on the economic and political horizon, we believe that this fluid environment for equity investing could offer many opportunities for disciplined investors. Market volatility, economic uncertainty and a lack of clear leadership tend to favor active managers focused on stock selection. Many companies now trade substantially off of recent highs and there is no shortage of ideas that meet our initial price screens. A number of these stocks seem inexpensive on an absolute basis, but require careful analysis to reach an affirmative decision, while others remain too highly valued or too uncertain. We believe that careful stock selection and construction of well-diversified portfolios is more essential than ever in this challenging investment environment. Our goal, as always, is to achieve attractive returns relative to the risks we take. Seeking to construct portfolios that balance risk and reward, we search for new investment ideas with hidden values and identifiable catalysts for market recognition of that potential, including new products, increased productivity, corporate restructuring, skilled activist management and the development of new markets for their goods and services. In addition, we closely monitor on a continuous basis, the political and economic factors that influence our portfolio holdings.

As always, we welcome your comments and thank you for your continued support.

                                   Sincerely,

             John A. Levin                      Daniel M. Theriault
             Co-Chairman                        Portfolio Manager
             and President

                            LEVCO Equity Value Fund
           Comparison of the Change in Value of a $10,000 Investment
                  in LEVCO Equity Value Fund, the S&P 500 Index
                        and the Russell 1000 Value Index

                               [GRAPHIC OMITTED]

                                                          12/31/00
                                                          --------
             LEVCO Equity Value Fund                       $15,692
             S&P 500 Index                                 $14,254
             Russell 1000 Value                            $14,558

                       ---------------------------------
                            LEVCO Equity Value Fund
                          Average Annual Total Return

                       1 Year                     15.99%
                       Since Inception (8/4/97)   14.11%
                       ---------------------------------

           Past performance is not predictive of future performance.

                             LEVCO EQUITY VALUE FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2000

ASSETS
       Investments in securities:
            At acquisition cost                                    $ 28,466,364
                                                                   ============
            At value (Note 1)                                      $ 31,895,125
       Dividends receivable                                              19,408
       Interest receivable                                               12,105
       Receivable for capital shares sold                             1,939,650
       Organization expenses, net (Note 1)                               40,930
                                                                   ------------
            TOTAL ASSETS                                             33,907,218
                                                                   ------------

LIABILITIES
       Investment securities purchased                                  415,614
       Due to Adviser (Note 3)                                           55,092
       Accrued expenses                                                  56,674
                                                                   ------------
            TOTAL LIABILITIES                                           527,380
                                                                   ------------

NET ASSETS                                                         $ 33,379,838
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital                                                    $ 29,968,578
Accumulated net realized losses from security transactions              (17,501)
Net unrealized appreciation on investments                            3,428,761
                                                                   ------------
       Net assets                                                  $ 33,379,838
                                                                   ============

Shares of beneficial interest outstanding (unlimited number
       of sharesauthorized, $0.001 par value)                         2,730,783
                                                                   ============

Net asset value, offering price and redemption
       price per share (Note 1)                                    $      12.22
                                                                   ============

See accompanying notes to financial statements

                             LEVCO EQUITY VALUE FUND

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000

INVESTMENT INCOME
       Dividends                                                   $    425,227
       Interest                                                         119,897
                                                                   ------------
            TOTAL INVESTMENT INCOME                                     545,124
                                                                   ------------

EXPENSES
       Investment advisory fees (Note 3)                                246,029
       Trustees' fees and expenses (Note 3)                              30,000
       Accounting services fees                                          29,500
       Professional fees                                                 27,257
       Amortization of organization expenses (Note 1)                    25,850
       Transfer agent fees                                               12,000
       Insurance expense                                                 10,217
       Custodian fees                                                     7,252
       Shareholder reporting costs                                        4,071
       Registration fees                                                  2,015
       Pricing costs                                                      1,154
       Other expenses                                                     1,306
                                                                   ------------
            TOTAL EXPENSES                                              396,651
       Fees waived by the Adviser (Note 3)                              (78,221)
                                                                   ------------
            NET EXPENSES                                                318,430
                                                                   ------------

NET INVESTMENT INCOME                                                   226,694
                                                                   ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
       Net realized gains from security transactions                  2,761,425
       Net change in unrealized appreciation/
           depreciation on investments                                1,306,098
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      4,067,523
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  4,294,217
                                                                   ============

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the Year     For the Year
                                                                 Ended            Ended
                                                              December 31,     December 31,
                                                                  2000             1999
                                                              ------------     ------------
FROM OPERATIONS:
      Net investment income                                   $    226,694     $    145,618
      Net realized gains from security transactions              2,761,425        2,240,877
      Net change in unrealized appreciation/depreciation
           on investments                                        1,306,098          496,676
                                                              ------------     ------------
Net increase in net assets from operations                       4,294,217        2,883,171
                                                              ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
      From net investment income                                  (227,305)        (145,134)
      In excess of net investment income                            (1,325)              --
      From net realized gains                                   (2,761,086)      (2,238,080)
      In excess of net realized gains                              (23,644)            (339)
                                                              ------------     ------------
Decrease in net assets from distributions to shareholders       (3,013,360)      (2,383,553)
                                                              ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold                                  5,567,259        5,314,786
      Net asset value of shares issued in reinvestment
           of distributions to shareholders                      3,013,359        2,383,553
      Payments for shares redeemed                                (570,125)        (458,245)
                                                              ------------     ------------
Net increase in net assets from capital share transactions       8,010,493        7,240,094
                                                              ------------     ------------

TOTAL INCREASE IN NET ASSETS                                     9,291,350        7,739,712

NET ASSETS:
      Beginning of year                                         24,088,488       16,348,776
                                                              ------------     ------------
      End of year                                             $ 33,379,838     $ 24,088,488
                                                              ============     ============


UNDISTRIBUTED NET INVESTMENT INCOME                           $         --     $        611
                                                              ============     ============

CAPITAL SHARE ACTIVITY:
      Sold                                                         462,936          436,034
      Reinvested                                                   245,844          205,007
      Redeemed                                                     (45,092)         (36,660)
                                                              ------------     ------------
      Net increase in shares outstanding                           663,688          604,381
      Shares outstanding, beginning of year                      2,067,095        1,462,714
                                                              ------------     ------------
      Shares outstanding, end of year                            2,730,783        2,067,095
                                                              ============     ============

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                              FINANCIAL HIGHLIGHTS

                 Selected Per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period

                                                       For the Year    For the Year    For the Year   For the Period
                                                          Ended           Ended           Ended           Ended
                                                       December 31,    December 31,    December 31,    December 31,
                                                           2000            1999            1998           1997(a)
                                                        ----------      ----------      ----------      ----------

Net asset value at beginning of period                  $    11.65      $    11.18      $    10.01      $    10.00
                                                        ----------      ----------      ----------      ----------

Income from investment operations:
      Net investment income                                   0.10            0.08            0.09            0.07
      Net realized and unrealized gains
          on investments                                      1.76            1.67            1.50            0.01
                                                        ----------      ----------      ----------      ----------
Total from investment operations                              1.86            1.75            1.59            0.08
                                                        ----------      ----------      ----------      ----------

Less distributions:
      Dividends from net investment income                   (0.10)          (0.08)          (0.09)          (0.07)
      Distributions from net realized gains                  (1.18)          (1.20)          (0.33)             --
      In excess of net realized gains                        (0.01)             --              --              --
                                                        ----------      ----------      ----------      ----------
Total distributions                                          (1.29)          (1.28)          (0.42)          (0.07)
                                                        ----------      ----------      ----------      ----------

Net asset value at end of period                        $    12.22      $    11.65      $    11.18      $    10.01
                                                        ==========      ==========      ==========      ==========

Total return                                                 15.99%          15.73%          15.98%           0.80%(b)
                                                        ==========      ==========      ==========      ==========

Net assets at end of period (000's)                     $   33,380      $   24,088      $   16,349      $   13,669
                                                        ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets (c)               1.10%           1.10%           1.10%           1.10%(d)

Ratio of net investment income to average net assets          0.78%           0.70%           0.89%           1.73%(d)

Portfolio turnover rate                                         64%             62%             89%             36%(b)

(a) Represents the period from August 4, 1997 (commencement of operations) through December 31, 1997.

(b)  Not annualized.

(c) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 1.37%, 1.71%, 2.04% and 2.47%(d) for the periods ended December 31, 2000, 1999,
     1998 and 1997, respectively (Note 3).

(d)  Annualized.

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 2000

  Shares                                                               Value
  ------                                                               -----

               COMMON STOCKS - 84.7%
               AEROSPACE & DEFENSE - 5.8%
    13,000       Honeywell International                            $    615,062
    19,800       Rockwell International Corp.                            942,975
     4,643       United Technologies Corp.                               365,056
                                                                    ------------
                                                                       1,923,093
                                                                    ------------

               AUTOMOBILE PARTS - 2.7%
    39,400       General Motors - Class H                                906,200
                                                                    ------------

               BANKING/FINANCE - 8.1%
    10,800       Bank of New York Co., Inc.                              596,025
    19,500       Fleet Boston Financial Corp.                            732,469
     7,000       JP Morgan Chase & Co.                                   318,063
    28,700       U.S. Bancorp                                            837,681
                                                                    ------------
                                                                       2,484,238
                                                                    ------------

               CHEMICALS - 3.1%
    14,700       Dupont De Nemours & Co.                                 710,194
    12,400       Monsanto Co. (a)                                        335,575
                                                                    ------------
                                                                       1,045,769
                                                                    ------------

               COMPUTERS/COMPUTER TECHNOLOGY SERVICES - 3.2%
    32,600       Compaq Computer Corp.                                   490,630
    12,200       Hewlett-Packard Co.                                     385,062
     2,200       International Business Machines Corp.                   187,000
                                                                    ------------
                                                                       1,062,692
                                                                    ------------

               ELECTRONICS/ELECTRICAL COMPONENTS - 4.6%
     5,800       Emerson Electric Co.                                    457,112
    17,832       Koninklijke (Royal) Philips Electronics N.V.            646,410
     9,400       Texas Instruments, Inc.                                 445,325
                                                                    ------------
                                                                       1,548,847
                                                                    ------------

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 2000

  Shares                                                               Value
  ------                                                               -----

               ENERGY & UTILITIES - 4.3%
     9,000       Constellation Energy                               $    405,562
     6,300       Schlumberger Ltd.                                       503,606
    12,900       Williams Companies, Inc.                                515,194
                                                                    ------------
                                                                       1,424,362
                                                                    ------------

               FOOD/BEVERAGES - 4.3%
     6,800       Anheuser-Busch Companies, Inc.                          309,400
     6,600       Coca-Cola Co.                                           402,187
    29,900       Sara Lee Corp.                                          734,419
                                                                    ------------
                                                                       1,446,006
                                                                    ------------

               HOUSEHOLD PRODUCTS - 5.7%
    12,200       Black & Decker Corp.                                    478,850
     5,600       Clorox Company                                          198,800
    18,100       General Electric Co.                                    867,669
     9,800       Gillette Co.                                            354,025
                                                                    ------------
                                                                       1,899,344
                                                                    ------------

               INSURANCE - 11.0%
    15,200       ACE, Ltd - Bermuda                                      645,050
     8,400       Aetna Inc. (a)                                          344,925
    30,500       AON Corporation                                       1,044,625
    26,900       John Hancock Financial                                1,012,112
     9,700       XL Capital Ltd. - Class A                               847,537
                                                                    ------------
                                                                       3,894,249
                                                                    ------------

               MEDIA - 1.9%
     3,500       Pegasus Com - Class A (a)                                90,125
    16,800       Tribune Co.                                             709,800
     7,400       The Walt Disney Co.                                     214,138
                                                                    ------------
                                                                       1,014,063
                                                                    ------------

               MEDICAL SUPPLIES - 3.5%
     4,200       Johnson & Johnson                                       441,263
    13,200       Tyco International Ltd.                                 732,600
                                                                    ------------
                                                                       1,173,863
                                                                    ------------

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 2000

  Shares                                                               Value
  ------                                                               -----

               OFFICE EQUIPMENT - 0.2%
    11,900       Xerox Corp.                                        $     55,038
                                                                    ------------

               OIL & GAS DRILLING - 4.3%
     9,200       Burlington Resources                                    464,600
    17,600       Conoco Inc. - Class A                                   503,800
    11,800       Unocal Corp.                                            456,513
                                                                    ------------
                                                                       1,424,913
                                                                    ------------

               PHARMACEUTICALS - 5.2%
     7,600       American Home Products Corp.                            482,980
     5,300       Lilly & Co.                                             493,231
    12,600       Pharmacia Corporation                                   768,600
                                                                    ------------
                                                                       1,744,811
                                                                    ------------

               RETAIL - 1.6%
    16,800       Target Corp.                                            541,800
                                                                    ------------

               SOFTWARE & PROCESSING - 3.4%
     3,000       Automatic Data Processing                               189,938
    18,200       First Data Corp.                                        958,913
                                                                    ------------
                                                                       1,148,851
                                                                    ------------

               UTILITIES - TELEPHONE - 7.4%
    21,900       BellSouth Corp.                                         896,531
       238       Crown Castle Int'l. Corp. (a)                             6,441
     4,000       Grupo Televisa S.A. - ADR                               179,750
    24,300       Sprint PCS Group (a)                                    496,631
    17,900       Verizon Communications                                  897,238
                                                                    ------------
                                                                       2,476,591
                                                                    ------------

               TRAVEL SERVICES - 1.4%
    11,200       Sabre Holdings Corp.                                    483,000
                                                                    ------------

               TOTAL COMMON STOCKS (Cost $24,738,021)               $ 27,697,730
                                                                    ------------

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 2000

  Shares                                                               Value
  ------                                                               -----

               PREFERRED STOCKS - 4.7%
     6,800       Crown Castle Int'l. Corp.                          $    311,950
     8,600       K-Mart Financing                                        229,512
    20,900       News Corporation Ltd. ADR                               607,406
     1,700       Owens-Illinois, Inc.                                     22,100
                                                                    ------------

               TOTAL PREFERRED STOCKS (Cost $701,916)               $  1,170,968
                                                                    ------------

               MONEY MARKET FUNDS - 9.1%
 3,026,427       United Missouri Bank Money Market Fiduciary        $  3,026,427
                 (Cost $3,026,427)                                  ------------

               TOTAL INVESTMENTS AT VALUE - 95.5%                   $ 31,895,125
                 (Cost $28,466,364)

               OTHER ASSETS IN EXCESS OF LIABILITIES - 4.5%            1,484,713
                                                                    ------------

               NET ASSETS - 100.0%                                  $ 33,379,838
                                                                    ============

(a)  Non-income producing security.
ADR - American Depository Receipt.

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The LEVCO Equity Value Fund (the Fund) is a no-load, diversified series of the LEVCO Series Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware business trust on January 2, 1997. The Fund commenced operations on August 4, 1997.

The Fund's investment objective is long-term growth of capital through an emphasis on the preservation of capital and an attempt to control volatility as measured against the Standard & Poor's Composite 500 Stock Index. The Fund pursues this objective by investing its assets primarily in common stocks and other securities having equity characteristics.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Organization expenses -- Expenses of organization, net of certain expenses paid by John A Levin & Co., Inc. (the Adviser), have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                             LEVCO EQUITY VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000

Federal income taxes -- The Fund has complied with the special provisions of the
Internal  Revenue  Code  available  to  regulated   investment   companies  and,
therefore, no federal income tax provision is required.

Based upon the federal income tax cost of portfolio investments of $28,483,865 as of December 31, 2000, the Fund had net unrealized appreciation of $3,411,260, consisting of $5,524,069 of gross unrealized appreciation and $2,112,809 of gross unrealized depreciation. The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

Reclassification of capital accounts - The Fund had distributions in excess of net investment income of $1,325 and distributions in excess of net realized gains of $6,143 for the year ended December 31, 2000 which have been reclassified to paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

During the year ended  December 31, 2000,  cost of purchases  and proceeds  from
sales  and   maturities  of  investment   securities,   other  than   short-term
investments, amounted to $18,935,311 and $16,971,392, respectively.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. The Adviser also provides certain administrative services required by the Trust and the Fund. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.85% of its average daily net assets.

The Adviser currently intends to limit the total operating expenses of the Fund to 1.10% of its average daily net assets. Accordingly, the Adviser voluntarily waived $78,221 of its investment advisory fees for the year ended December 31, 2000. Certain trustees and officers of the Trust are also officers of the Adviser and LEVCO Securities, Inc., the Distributor of the Fund's shares.

4.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

On December 29, 2000, the Fund declared and paid a short-term capital gain of $812,295 or $0.3472 per share and a long-term capital gain distribution of $1,972,434 or $0.8431 per share. In January of 2001, shareholders were provided with Form 1099-DIV which reported the amount and tax status of the capital gain distributions paid during calendar year 2000.

                         Report of Independent Auditors

To the Shareholders and Board of Trustees of LEVCO Equity Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of LEVCO Equity Value Fund as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LEVCO Equity Value Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
February 12, 2001

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